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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2006

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
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             (Exact name of Registrant as specified in its charter)

                Delaware                    1-13817          11-2908692
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     (State or other jurisdiction of      Commission     (I.R.S. Employer
     incorporation or organization)       File Number   Identification No.)

              11615 North Houston Rosslyn
                    Houston, Texas                             77086
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        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (281) 931-8884


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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     INFORMATION TO BE INCLUDED IN REPORT

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 23, 2006 the registrant issued a press release entitled "Boots & Coots Increases 2006 Guidance." A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (d)     Exhibits.  The following exhibits are furnished as part of this current Report on Form 8-K:

             99.1       Press Release dated October 23, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BOOTS & COOTS INTERNATIONAL WELL
                                               CONTROL, INC.


Date: October 23, 2006                         By: /s/ Gabriel Aldape
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                                                   Gabriel Aldape
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

Item     Exhibit
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99.1     Press Release dated October 23, 2006.